Intangible Assets	12 Months Ended
Dec. 31, 2014
Indefinite-Lived Intangible Assets (Excluding Goodwill) [Abstract]
Intangible Assets
Intangible Assets

Customer relationships intangible assets are obtained as part of acquired businesses and are amortized over their estimated useful lives, generally five to 10 years, using accelerated methods. Trademarks determined to have indefinite lives are not amortized. Certain other trademarks are amortized over periods ranging up to 15 years. As of December 31, 2014 and 2013, trademarks carried at $82.3 million and $80.8 million, respectively, were classified as indefinite lived.

Intangible assets as of December 31, 2014 consist of the following (in millions):

	Cost	Accumulated Amortization	Net
Customer relationships	$2,761.7	$(1,600.5)	$1,161.2
Trademarks	122.8	(16.0)	106.8
	$2,884.5	$(1,616.5)	$1,268.0

Intangible assets as of December 31, 2013 consist of the following (in millions):

	Cost	Accumulated Amortization	Net
Customer relationships	$2,688.8	$(1,455.1)	$1,233.7
Trademarks	118.8	(13.2)	105.6
	$2,807.6	$(1,468.3)	$1,339.3

Amortization expense for intangible assets with finite lives was $215.0 million, $233.1 million and $246.4 million for the years ended December 31, 2014, 2013 and 2012, respectively. Included in discontinued operations in the Consolidated Statements of Earnings was amortization expense on intangible assets of $5.1 million for the year ended December 31, 2012. There was no amortization expense in discontinued operations for the years ended December 31, 2014 and 2013.

Estimated amortization of intangibles, including the contract intangible in our Brazilian Venture, which is amortized as a reduction in revenue, for the next five years is as follows (in millions):

2015	$220.8
2016	212.0
2017	206.7
2018	205.5
2019	206.0